EXHIBIT 99


            The following is a Preliminary Term Sheet. All terms and
                        statements are subject to change.


--------------------------------------------------------------------------------
                             PRELIMINARY TERM SHEET

                                 WFMBS 2005-AR13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          $1,488,688,000 (Approximate)

                       Wells Fargo Asset Securities Corp.
              Mortgage Pass-Through Certificates, Series 2005-AR13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    Wells Fargo Asset Securities Corporation
                                    (Seller)
--------------------------------------------------------------------------------


                              [DEUTSCHE BANK LOGO]

                                  May 25, 2005


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------


The analysis in this report is based on information provided by Wells Fargo Asset Securities Corporation. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is preliminary as of the date hereof and supersedes any previous information delivered to you by DBSI. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Depositor. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials that may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------

                   PRELIMINARY TERM SHEET DATED: May 25, 2005

                       Wells Fargo Asset Securities Corp.
              Mortgage Pass-Through Certificates, Series 2005-AR13
                          $1,488,688,000 (Approximate)
                              Subject to a variance
                 All Terms and Conditions are subject to change


--------------------------------------------------------------------------------
                              Structure Overview(1)
--------------------------------------------------------------------------------

                                                                                                                           Expected
                      Approximate                                 WAL (yrs)                                                Ratings
     Class              Size ($)                Type             to Maturity            Pass-Through Rate                  (M/S&P)
     -----              --------                ----             -----------            -----------------                  -------
     I-A-1          $  250,000,000            Floating              2.19                LIBOR + [0.30]%(2)                 [Aaa/AAA]
     I-A-2                      (3)   Inverse Floating Rate IO      2.19        Group I WAC - (LIBOR + [0.30)%)(3)         [Aaa/AAA]
     I-A-3             388,068,000              WAC                 1.55            Group I WAC - [0.7419]%(4)             [Aaa/AAA]
     I-A-4                      (5)           Fixed IO              1.55                    [0.7419]%(5)                   [Aaa/AAA]
     I-A-5              74,963,000              WAC                 4.15                  Group I WAC(6)                   [Aaa/AAA]
     I-A-6              32,007,000              WAC                 5.40            Group I WAC - [0.5419]% (7)            [Aaa/AAA]
     I-A-7                      (8)           Fixed IO              5.40                   [0.5419]% (8)                   [Aaa/AAA]
    II-A-1              99,934,000            Floating              1.63                LIBOR + [0.30]%(9)                 [Aaa/AAA]
    II-A-2                     (10)   Inverse Floating Rate IO      1.63       Group II WAC - (LIBOR + [0.30]%(10))        [Aaa/AAA]
   III-A-1             191,835,000              WAC                 3.21                 Group III WAC(11)                 [Aaa/AAA]
    IV-A-1              84,262,000              WAC                 3.21                 Group IV WAC(12)                  [Aaa/AAA]
      A-1              118,678,000       WAC/NAS Component          8.66                       (13)                        [Aaa/AAA]
      A-2               92,565,000       WAC/NAS Component          5.01                       (13)                        [Aaa/AAA]
      A-3              117,358,000       WAC/NAS Component          7.62                       (13)                        [Aaa/AAA]
      B-1               24,011,000              WAC                 5.72                      WAC(14)                       [NR/AA]
      B-2               10,505,000              WAC                 5.72                      WAC(14)                       [NR/A]
      B-3                4,502,000              WAC                 5.72                      WAC(14)                      [NR/BBB]
 Offered Total      $1,488,688,000
      B-4                5,252,000          Not Offered             6.09                                                    [NR/BB]
      B-5                4,502,000          Not Offered             6.09                                                    [NR/B]
      B-6                2,251,707          Not Offered             6.09                                                    [NR/NR]
      AR                       100          Not Offered                                                                     [NR/NR]
Total Deal Size     $1,500,693,807


(1) The Structure is preliminary and subject to change.

(2) The Pass-Through Rate for the Class I-A-1Certificates will be a floating rate based on One-Month LIBOR plus [0.30]% subject to a maximum rate equal to the Group I Net Mortgage Interest Rate equal to the weighted average Net Rate of the Group I Mortgage Loans). The Class I-A-1Certificates will also be entitled to receive certain cap payments as described under the Cap Contract section herein.

(3) The Class I-A-2 Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class I-A-1 Certificates. The Pass-Through Rate for the Class I-A-2 Certificates will be a floating rate based on the Group I Net Mortgage Interest Rate less the Pass-Through Rate for the Class I-A-1 Certificates.

(4) The Pass-Through Rate for the Class I-A-3 Certificates will be a variable rate equal to the Group I Net Mortgage Interest Rate less [0.7419]%.

(5) The Class I-A-4 Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class I-A-3 Certificates. The Pass-Through Rate for the Class I-A-4 Certificates will be a fixed rate equal to [0.7419]%.

(6) The Pass-Through Rate for the Class I-A-5 will be equal the Group I Net Mortgage Rate which is initially equal to [5.3419%]

(7) The Pass-Through Rate for the Class I-A-6 Certificates will be a variable rate equal to the Group I Net Mortgage Interest Rate less [0.5419]%.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Structure Overview (continued)
--------------------------------------------------------------------------------


(8) The Class I-A-7 Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class I-A-6 Certificates. The Pass-Through Rate for the Class I-A-7 Certificates will be a fixed rate equal to [0.5419]%.

(9) The Pass-Through Rate for the Class I I-A-1Certificates will be a floating rate based on One-Month LIBOR plus [0.30]% subject to a maximum rate equal to the Group II Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group II Mortgage Loans). The Class II-A-1Certificates will also be entitled to receive certain cap payments as described under the Cap Contract section herein.

(10) The Class II-A-2 Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class II-A-1 Certificates. The Pass-Through Rate for the Class II-A-2 Certificates will be a floating rate based on the Group II Net Mortgage Interest Rate less the Pass-Through Rate for the Class II-A-1 Certificates.

(11) The Pass-Through Rate for the Class III-A-1 Certificates will be equal to the Group III Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group III Mortgage Loans) which is initially equal to [5.3095]%.

(12) The Pass-Through Rate for the Class IV-A-1 Certificates will be equal to the Group IV Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group IV Mortgage Loans) which is initially equal to [5.4014]%.

(13) The Pass-Through Rates for the Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates will be equal to the weighted average of the Group I Net Mortgage Interest Rate and the Group II Net Mortgage Interest Rate, in each case, weighted in proportion to the related class' Group I Component Principal Balance and Group II Component Principal Balance. The Pass-Through Rates for the Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates will initially be equal to [5.3286]%, [5.3341]% and [5.3310]%, respectively. The Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates will have initial component principal balances as follows:

Class                   Group I Component   Group II Component         Total
A-1                      [$101,540,000]       [$17,138,000]       [$118,678,000]
A-2                       [$84,719,000]        [$7,846,000]        [$92,565,000]
A-3                      [$103,478,000]       [$13,880,000]       [$117,358,000]

(14) The Pass-Through Rate for the Class B Certificates will be equal to the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans) which is initially equal to [5.3322]%.

--------------------------------------------------------------------------------
                              Transaction Overview
--------------------------------------------------------------------------------
Certificates:     o     The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4,
                        Class I-A-5, Class I-A-6 and Class I-A-7 Certificates
                        (together, the "Group I Senior Certificates"), the Class
                        II-A-1 and Class II-A-2 Certificates (together, the
                        "Group II Senior Certificates"), the Class III-A-1
                        Certificates (the "Group III Senior Certificates"), the
                        Class IV-A-1 Certificates (the "Group IV Senior
                        Certificates"), the Class A-1, Class A-2 and Class A-3
                        Certificates (together, the "Group I/II Senior
                        Certificates" and together with the Group I Senior
                        Certificates, the Group II Senior Certificates, the
                        Group III Senior Certificates and the Group IV Senior
                        Certificates, the "Senior Certificates") and the Class
                        B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
                        Class B-6 Certificates (together, the "Subordinate
                        Certificates").

Pricing Speed:    o     25 CPB: 25% CPR to month 119, 100% CPR thereafter.

Seller:           o     Wells Fargo Asset Securities Corporation.

Servicers:        o     Initially, Wells Fargo Bank, N.A. Any other servicer
                        will be approved by the master servicer.

Master Servicer:  o     Wells Fargo Bank, National Association

Trustee:          o     Wachovia Bank, National Association.

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Transaction Overview
--------------------------------------------------------------------------------

Cut-off Date:           o     May 1, 2005.

Settle Date:            o     May 27, 2005.

Investor Settle Date:   o     May 31, 2005.

Legal Structure:        o     REMIC.

Optional Call:          o     10% Cleanup Call.

Distribution Dates:     o     25th of each month, or next business day,
                              commencing June 27, 2005.

Interest Accrual Basis  o     For any Distribution Date will be 30/360. The
                              Class I-A-1 and Class II-A-1 will settle flat and will have no payment delay.

Collateral:             o     The mortgage loans provide for a fixed interest
                              rate during an initial period of approximately ten years and thereafter provide for adjustments to that interest rate on an annual basis. The loans are expected to have an aggregate principal balance of $[1,500,000,000], subject to a 5% variance. The interest rate of each mortgage loan will adjust to equal the sum of the index and a gross margin. Interest rate adjustments will be subject to certain limitations stated in the related mortgage note on increases and decreases for any adjustment date. In addition, interest rate adjustments will be subject to a lifetime maximum mortgage interest rate and a minimum mortgage interest rate which will be the related gross margin. The index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year.

Credit Enhancement:     o     Credit Enhancement for the Certificates will be
                              provided by a senior/subordinate shifting interest structure. Subordination is expected to be [3.40]%
                              +/- [0.50]% with respect to the Senior
                              Certificates.

ERISA:                  o     The Senior Certificates are expected to be ERISA
                              eligible. Prospective investors should review with legal advisors as to whether the purchase and holding of the Senior Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the code or other similar laws.

Cap Contracts:                The Class I-A-1 Certificates will have the benefit
Class I-A-1 Cap               of an interest rate cap contract. With respect to
  Contract:                   each applicable Distribution Date the amount
                              payable by the cap counterparty will equal the product of (i) the excess (if any) of One-Month
                              LIBOR over [5.01]% (subject to a ceiling of [8.70]%), (ii) the lesser of (x) the Class I-A-1
                              Cap Contract Notional Balance (described below) for such Distribution Date and (y) the Certificate Principal Balance of the Class I-A-1
                              Certificates immediately prior to such
                              Distribution Dateand (iii) one-twelfth.

                        o On each applicable Distribution Date on which One-Month LIBOR exceeds [5.01]%, the Class I-A-1 Certificates will be entitled to receive distributions of interest up to a maximum interest rate of [9.00]% from payments made under the Cap Contract and from amounts on deposit in the Class I-A-1 Reserve Fund.

Class II-A-1 Cap        o     The Class II-A-1 Certificates will have the
   Contract:                  benefit of an interest rate cap contract. With
                              respect to each applicable Distribution Date the amount payable by the cap counterparty will equal the product of (i) the excess (if any) of One-Month LIBOR over [4.95]% (subject to a ceiling of [8.70]%), (ii) the lesser of (x) the Class
                              II-A-1 Cap Contract Notional Balance (described below) for such Distribution Date and (y) the Certificate Principal Balance of the Class II-A-1
                              Certificates immediately prior to such
                              Distribution Date and (iii) one-twelfth.

                        o On each applicable Distribution Date on which One-Month LIBOR exceeds [4.95]%, the Class II-A-1 Certificates will be entitled to receive distributions of interest up to a maximum interest rate of [9.00]% from payments made under the Cap Contract and from amounts on deposit in the Class II-A-1 Reserve Fund.
--------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Transaction Overview (Cont.)
--------------------------------------------------------------------------------

Class I-A-1 Reserve     o     Pursuant to the Pooling and Servicing Agreement,
Fund:                         the Securities Administrator will establish an
                              account ( the "Class I-A-1 Reserve Fund") which will be held in the trust for the registered holders of the Class I-A-1 Certificates. On each applicable Distribution Date, the Securities
                              Administrator will deposit in the Class I-A-1
                              Reserve Fund any amounts received in respect of the Class I-A-1 Cap Contract for the related interest accrual period. Any amounts remaining in the Class I-A-1 Reserve Fund after the Certificate
                              Principal Balance of the Class I-A-1 Certificates has been reduced to zero will be distributed to [Deutsche Bank Securities, Inc]

Class II-A-1 Reserve    o     Pursuant to the Pooling and Servicing Agreement,
Fund:                         the Securities Administrator will establish an
                              account ( the "Class II-A-1 Reserve Fund") which will be held in the trust for the registered holders of the Class II-A-1 Certificates. On each applicable Distribution Date, the Securities
                              Administrator will deposit in the Class II-A-1
                              Reserve Fund any amounts received in respect of the Class II-A-1 Cap Contract for the related interest accrual period. Any amounts remaining in the Class II-A-1 Reserve Fund after the
                              Certificate Principal Balance of the Class II-A-1
                              Certificates has been reduced to zero will be distributed to [Deutsche Bank Securities, Inc]


Cashflow Description:   o     Distributions on the Certificates will be made on
                              the 25th day of each month (or next business day).
                              The payments to the Senior Certificates, to the extent of the available funds from the respective
                              Mortgage Loan Groups, together with any amounts payable under the related Cap Contract to the Class I-A-1 and Class II-A-1 Certificates, will be made according to the following priority:

            Group I Available Funds:
                  1. Payments of interest, pro rata, to the Group I Senior Certificates based on each such class' Certificate Principal Balance or Notional Balance and to the Group I/II Senior Certificates based on each such class' respective Group I Component Principal Balance.
                  2. Payments of principal to the Class A-3 Certificates up to an amount equal to the Class A-3 Component I Priority Amount.
                  3. Payments of principal sequentially to the Class A-1 and Class A-2 Certificates up to an amount equal to the Class A-1/A-2 Component I Priority Amount.
                  4. Payment of principal to the Class I-A-1, Class I-A-3, Class I-A-5 and Class I-A-6 Certificates as follows.
                        a. 33.5553354% of the remaining principal, to the Class I-A-1 Certificates until zero;
                        b. 66.4446646% of the remaining principal, sequentially, to the Class I-A-3, Class I-A-5 and Class I-A-6, in that order, until zero.
                  5. Payment of principal sequentially to the Class A-1 and Class A-2 Certificates without regard to the Class A-1/A-2 Component I Priority Amount, until retired.
                  6. Payment of principal to the Class A-3 Certificates without regard to the Class A-3 Component I Priority Amount, until retired.

            Group II Available Funds:
                  1. Payments of interest, pro rata, to the Group II Senior Certificates based on each such class' Certificate Principal Balance or Notional Balance and to the Group I/II Senior Certificates based on each such class'
                        respective Group II Component Principal Balance.
                  2.    Payments of principal to the Class A-3 Certificates up
                        to an amount equal to the Class A-3 Component II
                        Priority Amount.
                  3. Payments of principal sequentially to the Class A-1 and Class A-2 Certificates up to an amount equal to the Class A-1/A-2 Component II Priority Amount.
                  4. Payment of principal to the Class II-A-1 Certificates, until zero.
                  5. Payment of principal sequentially to the Class A-1 and Class A-2 Certificates without regard to the Class A-1/A-2 Component II Priority Amount, until retired.
                  6. Payment of principal to the Class A-3 Certificates without regard to the Class A-3 Component II Priority Amount, until retired.

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Transaction Overview (Cont.)
--------------------------------------------------------------------------------

Cashflow Description

(continued):

            Group III Available Funds:
                  1.    Payments of interest to the Class III-A-1 Certificates.
                  2. Payments of principal to the Class III-A-1 Certificates, until zero.

            Group IV Available Funds:
                  1.    Payments of interest to the Class IV-A-1 Certificates.
                  2. Payments of principal to the Class IV-A-1 Certificates, until zero.

            Remaining Available Funds:
                  Payments to the Class B Certificates sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates so that each such Class shall receive first, an amount up to its respective Pass-Through Rate and then, its principal before any classes of Class B Certificates with higher numerical designations receive any payments in respect of interest or principal.

Class A-3         The Class A-3 Component I Priority Amount will equal the
Priority          product of (i) the total scheduled and unscheduled principal
Amounts:          distribution amount for the Group I Mortgage Loans, (ii) the
                  Class A-3 Component I Priority Percentage and (iii) the Shift
                  Percentage. The "Class A-3 Component I Priority Percentage" is the percentage equivalent of a fraction, the numerator of which is the Component I Principal Balance of the Class A-3
                  Certificates and the denominator of which is the principal balance of the Group I Mortgage Loans.

                  The Class A-3 Component II Priority Amount will equal the product of (i) the total scheduled and unscheduled principal distribution amount for the Group II Mortgage Loans, (ii) the Class A-3 Component II Priority Percentage and (iii) the Shift Percentage. The "Class A-3 Component II Priority Percentage" is the percentage equivalent of a fraction, the numerator of which is the Component II Principal Balance of the Class A-3 Certificates and the denominator of which is the principal balance of the Group II Mortgage Loans.

Class A-1/A-2     The Class A-1/A-2 Component I Priority Amount will equal the
Priority          product of (i) the principal distribution amount for
Amounts           the Group I Senior Certificates remaining after distribution of the Class A-3 Component I Priority Amount, (ii) the Class
                  A-1/A-2 Component I Priority Percentage and (iii) the Shift
                  Percentage. The "Class A-1/A-2 Component I Priority
                  Percentage" is the percentage equivalent of a fraction, the numerator of which is the sum of (i) $[167,633,100] and (ii) the Component I Principal Balance of the Class A-1 and Class
                  A-2 Certificates and the denominator of which is the aggregate
                  Certificate Principal Balance of the Group I Senior
                  Certificates plus the Component I Principal Balances of the
                  Class A-1 Certificates and the Class A-2 Certificates.

                  The Class A-1/A-2 Component II Priority Amount will equal the product of (i) the principal distribution amount for the Group II Senior Certificates remaining after distribution of the Class A-3 Component II Priority Amount, (ii) the Class A-1/A-2 Component II Priority Percentage and (iii) the Shift Percentage. The "Class A-1/A-2 Component II Priority Percentage" is the percentage equivalent of a fraction, the numerator of which is the sum of (i) $[22,485,600] and (ii) the Component II Principal Balance of the Class A-1 and Class A-2 Certificates and the denominator of which is the aggregate Certificate Principal Balance of the Group II Senior Certificates plus the Component II Principal Balances of the Class A-1 Certificates and the Class A-2 Certificates.

--------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Transaction Overview (Cont.)
--------------------------------------------------------------------------------


Shift Percentage:       The Shift Percentage is equal to 0% for the first 5
                        years, 30% for the first year thereafter, 40% in the second year thereafter, 60% in the fourth year thereafter, 80% in the fifth year thereafter, and 100% for any year thereafter.

Shifting          o     The Senior Certificates will be entitled to receive 100%
Interest:               of the prepayments on the Mortgage Loans on any
                        Distribution Date during the first seven years beginning on the first Distribution Date. Thereafter, the Senior
                        Prepayment Percentage can be reduced to the related
                        Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage
                        Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of aggregate
                        Certificate Principal Balance of the [related]
                        Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses incurred on the Mortgage
                        Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

Allocation of     o     Realized Losses on the Mortgage Loans will be allocated
Losses:                 to the most junior class of Subordinate Certificates
                        outstanding beginning with the Class B-6 Certificates, until the Certificate Principal Balance of the Subordinate Certificates has been reduced to zero.
                        Thereafter, Realized Losses on each Mortgage Loan Group will be allocated pro rata to their respective Senior
                        Certificates.

--------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------


                      Preliminary Class I-A-1 Cap Schedule*

                             Class I-A-1
                               Notional
                               Balance       Cap Strike   Cap Ceiling
     Period      Date            ($)            (%)           (%)
     ------   ----------    --------------   ----------   -----------
        2      6/25/2005    250,000,000.00     5.010        8.700
        3      7/25/2005    241,426,843.21     5.010        8.700
        4      8/25/2005    233,058,175.29     5.010        8.700
        5      9/25/2005    224,889,126.84     5.010        8.700
        6     10/25/2005    216,914,944.28     5.010        8.700
        7     11/25/2005    209,130,987.16     5.010        8.700
        8     12/25/2005    201,532,725.39     5.010        8.700
        9      1/25/2006    194,115,736.69     5.010        8.700
       10      2/25/2006    186,875,703.97     5.010        8.700
       11      3/25/2006    179,808,412.86     5.010        8.700
       12      4/25/2006    172,909,749.29     5.010        8.700
       13      5/25/2006    166,175,697.04     5.010        8.700
       14      6/25/2006    159,602,335.47     5.010        8.700
       15      7/25/2006    153,185,837.23     5.010        8.700
       16      8/25/2006    146,922,466.03     5.010        8.700
       17      9/25/2006    140,808,574.52     5.010        8.700
       18     10/25/2006    134,840,602.09     5.010        8.700
       19     11/25/2006    129,015,072.90     5.010        8.700
       20     12/25/2006    123,328,593.82     5.010        8.700
       21      1/25/2007    117,777,852.46     5.010        8.700
       22      2/25/2007    112,359,615.26     5.010        8.700
       23      3/25/2007    107,070,725.61     5.010        8.700
       24      4/25/2007    101,908,102.04     5.010        8.700
       25      5/25/2007     96,868,736.39     5.010        8.700
       26      6/25/2007     91,949,692.13     5.010        8.700
       27      7/25/2007     87,148,102.60     5.010        8.700
       28      8/25/2007     82,461,169.37     5.010        8.700
       29      9/25/2007     77,886,160.63     5.010        8.700
       30     10/25/2007     73,420,409.58     5.010        8.700
       31     11/25/2007     69,061,312.91     5.010        8.700
       32     12/25/2007     64,945,781.55     5.010        8.700
       33      1/25/2008     60,930,167.07     5.010        8.700
       34      2/25/2008     57,012,067.91     5.010        8.700
       35      3/25/2008     53,189,139.94     5.010        8.700
       36      4/25/2008     49,459,095.08     5.010        8.700
       37      5/25/2008     45,819,699.93     5.010        8.700
       38      6/25/2008     42,268,774.52     5.010        8.700
       39      7/25/2008     38,932,275.29     5.010        8.700
       40      8/25/2008     35,675,430.09     5.010        8.700
       41      9/25/2008     32,496,340.19     5.010        8.700
       42     10/25/2008     29,393,152.05     5.010        8.700
       43     11/25/2008     26,364,056.27     5.010        8.700
       44     12/25/2008     23,407,286.52     5.010        8.700
       45      1/25/2009     20,521,118.53     5.010        8.700
       46      2/25/2009     17,703,869.10     5.010        8.700
       47      3/25/2009     14,953,895.09     5.010        8.700
       48      4/25/2009     12,269,592.51     5.010        8.700
       49      5/25/2009      9,649,395.53     5.010        8.700
       50      6/25/2009      7,091,775.63     5.010        8.700
       51      7/25/2009      4,595,240.70     5.010        8.700
       52      8/25/2009      2,158,334.14     5.010        8.700
       53      9/25/2009                NA        NA           NA

* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------

                     Preliminary Class II-A-1 Cap Schedule*

                             Class II-A-1
                               Notional
                               Balance       Cap Strike   Cap Ceiling
     Period      Date            ($)            (%)           (%)
     ------   ----------    --------------   ----------   -----------
        2      6/25/2005    100,000,000.00     4.949        8.720
        3      7/25/2005     96,449,617.10     4.949        8.720
        4      8/25/2005     92,986,426.54     4.949        8.720
        5      9/25/2005     89,608,307.03     4.949        8.720
        6     10/25/2005     86,313,188.60     4.949        8.720
        7     11/25/2005     83,099,051.39     4.949        8.720
        8     12/25/2005     79,963,924.45     4.949        8.720
        9      1/25/2006     76,905,884.53     4.949        8.720
       10      2/25/2006     73,923,054.94     4.949        8.720
       11      3/25/2006     71,013,604.44     4.949        8.720
       12      4/25/2006     68,175,746.16     4.949        8.720
       13      5/25/2006     65,407,736.47     4.949        8.720
       14      6/25/2006     62,707,874.01     4.949        8.720
       15      7/25/2006     60,074,498.62     4.949        8.720
       16      8/25/2006     57,505,990.38     4.949        8.720
       17      9/25/2006     55,000,768.59     4.949        8.720
       18     10/25/2006     52,557,290.90     4.949        8.720
       19     11/25/2006     50,174,052.32     4.949        8.720
       20     12/25/2006     47,849,584.34     4.949        8.720
       21      1/25/2007     45,582,454.06     4.949        8.720
       22      2/25/2007     43,371,263.31     4.949        8.720
       23      3/25/2007     41,214,647.85     4.949        8.720
       24      4/25/2007     39,111,276.49     4.949        8.720
       25      5/25/2007     37,059,850.36     4.949        8.720
       26      6/25/2007     35,059,102.09     4.949        8.720
       27      7/25/2007     33,107,795.04     4.949        8.720
       28      8/25/2007     31,204,722.59     4.949        8.720
       29      9/25/2007     29,348,707.41     4.949        8.720
       30     10/25/2007     27,538,600.73     4.949        8.720
       31     11/25/2007     25,773,281.67     4.949        8.720
       32     12/25/2007     24,105,825.62     4.949        8.720
       33      1/25/2008     22,480,214.89     4.949        8.720
       34      2/25/2008     20,895,417.40     4.949        8.720
       35      3/25/2008     19,350,426.25     4.949        8.720
       36      4/25/2008     17,844,259.09     4.949        8.720
       37      5/25/2008     16,375,957.56     4.949        8.720
       38      6/25/2008     14,944,586.66     4.949        8.720
       39      7/25/2008     13,598,609.13     4.949        8.720
       40      8/25/2008     12,285,874.44     4.949        8.720
       41      9/25/2008     11,005,569.01     4.949        8.720
       42     10/25/2008      9,756,899.06     4.949        8.720
       43     11/25/2008      8,539,090.08     4.949        8.720
       44     12/25/2008      7,351,386.40     4.949        8.720
       45      1/25/2009      6,193,050.74     4.949        8.720
       46      2/25/2009      5,063,363.71     4.949        8.720
       47      3/25/2009      3,961,623.46     4.949        8.720
       48      4/25/2009      2,887,145.18     4.949        8.720
       49      5/25/2009      1,839,260.73     4.949        8.720
       50      6/25/2009        817,318.24     4.949        8.720
       51      7/25/2009        N/A             N/A          N/A

* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Collateral Summary
                          TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------


As-of / Cut-off Date: 2005-05-01
Delinquency / Cut-off Date: 2005-04-30
Number of Loans: 3,076
Total Current Balance: 1,500,693,806.75
Maximum Balance: 2,547,208.88
Minimum Balance: 46,000.00
Average Current Balance: 487,871.85
Weighted Average Coupon: 5.592
Maximum Coupon: 6.375
Minimum Coupon: 3.875
Weighted Average Margin: 2.750
Weighted Average Maximum Rate: 10.592
Weighted Average Minimum Rate: 5.592
Weighted Average Months to Roll: 33
Weighted Average Original Term: 359.96
Weighted Average Original IO Term: 120.00
Weighted Average Remaining Term: 359.48
Weighted Average Seasoning: 0.48
Top 5 States: CA(54%),NY(5%),NJ(4%),VA(4%),MD(4%)
Top 5 Zip Codes: 92679(1%), 90266(1%),92677(1%),92653(0%),94022(0%)
Weighted Average FICO Score: 745.9
Weighted Average Orig CLTV: 67.69
Weighted Average Orig Frequency CLTV: 73.48
% of portfolio with CLTV over 80%: 0.62
% of portfolio with CLTV over 80% & no MI: 0.00
% of portfolio Conforming: 16.92
% of portfolio Jumbo: 83.08
% of portfolio with Full/Alt Docs: 0.00
% Owner Occupied: 92.1
% IO: 80.1
% of Total Pool - Simultaneous Seconds: 42.3
% Prepay Penalties: 0.0


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Collateral Summary
                                 GROUP I SUMMARY
--------------------------------------------------------------------------------


As-of / Cut-off Date: 2005-05-01
Delinquency / Cut-off Date: 2005-04-30
Number of Loans: 2,047
Total Current Balance: 1,071,196,049.99
Maximum Balance: 2,372,500.00
Minimum Balance: 46,000.00
Average Current Balance: 523,300.46
Weighted Average Coupon: 5.602
Maximum Coupon: 6.375
Minimum Coupon: 3.875
Weighted Average Margin: 2.750
Weighted Average Maximum Rate: 10.602
Weighted Average Minimum Rate: 5.602
Weighted Average Months to Roll: 27
Weighted Average Original Term: 359.95
Weighted Average Original IO Term: 120.00
Weighted Average Remaining Term: 359.50
Weighted Average Seasoning: 0.45
Top 5 States: CA(55%),NY(5%),NJ(4%),VA(4%),MD(4%)
Top 5 Zip Codes: 92679(1%),92677(1%),90266(1%),92653(1%),92660(1%)
Weighted Average FICO Score: 745.2
Weighted Average Orig CLTV: 67.67
Weighted Average Orig Frequency CLTV: 73.49
% of portfolio with CLTV over 80%: 0.54
% of portfolio with CLTV over 80% & no MI: 0.00
% of portfolio Conforming: 14.72
% of portfolio Jumbo: 85.28
% of portfolio with Full/Alt Docs: 47.85
% Owner Occupied: 92.5
% IO: 85.5
% of Total Pool - Simultaneous Seconds: 42.3
% Prepay Penalties: 0.0


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Collateral Summary
                                GROUP II SUMMARY
--------------------------------------------------------------------------------


As-of / Cut-off Date: 2005-05-01
Delinquency / Cut-off Date: 2005-04-30
Number of Loans: 266
Total Current Balance: 143,682,943.86
Maximum Balance: 2,547,208.88
Minimum Balance: 139,853.83
Average Current Balance: 540,161.44
Weighted Average Coupon: 5.509
Maximum Coupon: 6.250
Minimum Coupon: 4.875
Weighted Average Margin: 2.750
Weighted Average Maximum Rate: 10.509
Weighted Average Minimum Rate: 5.509
Weighted Average Months to Roll: 120
Weighted Average Original Term: 360.00
Weighted Average Original IO Term: 0.00
Weighted Average Remaining Term: 359.51
Weighted Average Seasoning: 0.49
Top 5 States: CA(46%),NY(6%),FL(5%),NJ(4%),WA(4%)
Top 5 Zip Codes: 10014(2%),92886(2%),90266(2%),95138(1%),94526(1%)
Weighted Average FICO Score: 743.3
Weighted Average Orig CLTV: 66.63
Weighted Average Orig Frequency CLTV: 72.38
% of portfolio with CLTV over 80%: 0.32
% of portfolio with CLTV over 80% & no MI: 0.00
% of portfolio Conforming: 6.25
% of portfolio Jumbo: 93.75
% of portfolio with Full/Alt Docs: 45.89
% Owner Occupied: 93.7
% IO: 0.0
% of Total Pool - Simultaneous Seconds: 41.0
% Prepay Penalties: 0.0


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Collateral Summary
                                GROUP III SUMMARY
--------------------------------------------------------------------------------


As-of / Cut-off Date: 2005-05-01
Delinquency / Cut-off Date: 2005-04-30
Number of Loans: 399
Total Current Balance: 198,587,434.14
Maximum Balance: 719,200.00
Minimum Balance: 365,000.00
Average Current Balance: 497,712.87
Weighted Average Coupon: 5.570
Maximum Coupon: 5.625
Minimum Coupon: 5.500
Weighted Average Margin: 2.750
Weighted Average Maximum Rate: 10.570
Weighted Average Minimum Rate: 5.570
Weighted Average Months to Roll: 11
Weighted Average Original Term: 360.00
Weighted Average Original IO Term: 120.00
Weighted Average Remaining Term: 359.39
Weighted Average Seasoning: 0.61
Top 5 States: CA(63%),VA(5%),NY(5%),NJ(4%),MD(3%)
Top 5 Zip Codes: 92679(1%),92691(1%),95125(1%),92677(1%),94551(1%)
Weighted Average FICO Score: 749.5
Weighted Average Orig CLTV: 68.47
Weighted Average Orig Frequency CLTV: 73.44
% of portfolio with CLTV over 80%: 0.26
% of portfolio with CLTV over 80% & no MI: 0.00
% of portfolio Conforming: 0.00
% of portfolio Jumbo: 100.00
% of portfolio with Full/Alt Docs: 36.31
% Owner Occupied: 89.8
% IO: 100.0
% of Total Pool - Simultaneous Seconds: 40.3
% Prepay Penalties: 0.0


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Collateral Summary
                                GROUP IV SUMMARY
--------------------------------------------------------------------------------


As-of / Cut-off Date: 2005-05-01
Delinquency / Cut-off Date: 2005-04-30
Number of Loans: 364
Total Current Balance: 87,227,378.76
Maximum Balance: 422,760.00
Minimum Balance: 55,850.00
Average Current Balance: 239,635.66
Weighted Average Coupon: 5.661
Maximum Coupon: 5.750
Minimum Coupon: 5.500
Weighted Average Margin: 2.750
Weighted Average Maximum Rate: 10.661
Weighted Average Minimum Rate: 5.661
Weighted Average Months to Roll: 11
Weighted Average Original Term: 360.00
Weighted Average Original IO Term: 120.00
Weighted Average Remaining Term: 359.45
Weighted Average Seasoning: 0.55
Top 5 States: CA(29%),MD(8%),FL(7%),VA(6%),WA(5%)
Top 5 Zip Codes: 96740(1%),21044(1%),20854(1%),92260(1%),94920(1%)
Weighted Average FICO Score: 750.4
Weighted Average Orig CLTV: 67.99
Weighted Average Orig Frequency CLTV: 75.40
% of portfolio with CLTV over 80%: 2.82
% of portfolio with CLTV over 80% & no MI: 0.00
% of portfolio Conforming: 100.00
% of portfolio Jumbo: 0.00
% of portfolio with Full/Alt Docs: 37.06
% Owner Occupied: 90.5
% IO: 100.0
% of Total Pool - Simultaneous Seconds: 49.7
% Prepay Penalties: 0.0


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securities Corp.                          [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005 AR-13
--------------------------------------------------------------------------------


                     FOR ADDITIONAL INFORMATION PLEASE CALL:
                     ---------------------------------------

--------------------------------------------------------------------------------
                            Deutsche Bank Securities
--------------------------------------------------------------------------------

    MBS Trading
    -----------
    Anilesh Ahuja                                  212-250-2669
    Adam Yarnold                                   212-250-2669
    Marina Tukhin                                  212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Brian Haklisch                                 212-250-8745
    Daniel Murray                                  212-250-0864

    MBS Analytics
    -------------
    Steve Lumer                                    212-250-0115
    Erica Pak                                      212-250-2247
    John Napoli                                    212-250-0993
--------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.